SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 10, 2005

                            Enterasys Networks, Inc.


               (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-10228                    04-2797263
(State of Other Jurisdiction      (Commission File              (IRS Employer
       Incorporation)                  Number)               Identification No.)


                                50 Minuteman Road
                                Andover, MA 01810

               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (978) 684-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 10, 2005, Enterasys Networks, Inc. (the "Company") issued a press release reporting the Company's financial results for the fourth quarter and fiscal year ended January 1, 2005 and the (the "Press Release"). A copy of the Press Release is being furnished as Exhibit 99.1 to this Report.

The information being furnished under this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except as shall be expressly set forth by specific reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective February 10, 2005 the Board of Directors appointed Mark Aslett as Chief Executive Officer and President of the Company. Mr. Aslett previously served as the Company's President and Chief Operating Officer. In connection with Mr. Aslett's promotion, the Board appointed William K. O'Brien as Executive Chairman of the Company, also effective February 10, 2005. Mr. O'Brien previously served as the Company's Chief Executive Officer. Messrs. O'Brien and Aslett remain members of the Company's Board of Directors. The Company announced these management changes in a press release dated February 10, 2005, a copy of which is filed herewith as Exhibit 99.1.

Mr. Aslett served as the Company' s President and Chief Operating Officer from July 2004 until his appointment as Chief Executive Officer, President and Chief Operating Officer. From April 2003 to July 2004, Mr. Aslett served as the Company's President. Prior to joining the Company, from June 2001 through November 2002, Mr. Aslett was Executive Vice President, Marketing at Marconi Networks, a telecommunications equipment and solutions provider. From May 2000 to June 2001, he was Managing Partner of Marconi Ventures LLC, a private equity fund. From September 1999 through May 2000, he was Vice President, Portfolio Management and Development at Marconi Capital and Systems Group, a supplier of advanced industrial, electronic and information technology solutions. Mr. Aslett is thirty-six years of age.

Mr. O'Brien served as Chief Executive Officer of the Company from April
2002 until his appointment as Executive Chairman. Prior to joining the Company, from July 2000 to March 2002, he was retired. From July 1998 through June 2000, he was a Global Managing Partner of PricewaterhouseCoopers LLP, serving on the Global Leadership Team as a transition leader for the merger of Price Waterhouse LLP and Coopers & Lybrand LLP worldwide and as a Global Leader of Human Capital. Mr. O'Brien is sixty years of age.

The Company has not entered into an employment agreement with Mr. Aslett or Mr. O'Brien. Messrs. Aslett and O'Brien remain participants in the Company's 2002 Change-in-Control Severance Benefit Plan for Key Employees and the Company's Executive Severance Pay Plan. Copies of these plans are on file with the Commission.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS:

This exhibit is furnished pursuant to Item 12 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

99.1 Press Release, dated February 10, 2005.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ENTERASYS NETWORKS, INC.


Date: February 10, 2005                             By: /s/ Richard S. Haak, Jr.
                                                    ----------------------------
                                                     Richard S. Haak, Jr.
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit 99.1 Press Release, dated February 10, 2005.